Investor Presentation September 2020

DISCLAIMER Statement Regarding Safe Harbor For Forward-Looking Statements This presentation and the exhibits hereto contain forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements regarding: expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace's business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives, plans and objectives; succession planning; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining industry; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Grace’s reported results should not be considered as an indication of its future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as of the dates those projections and statements are made. Grace undertakes no obligation to release publicly any revisions to the projections and forward- looking statements contained in this presentation and the exhibits thereto, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures In this presentation, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described in the Appendix. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability, and provides clarity on the information management uses to evaluate the performance of its businesses. In the Appendix, Grace has provided reconciliations of these non- GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as a substitute for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully. Investor Presentation | September 2020 2020 W. R. Grace & Co. | 2

Key Messages

EFFECTIVELY EXECUTING THROUGH COVID; REAFFIRMING 3Q20 PLANNING ASSUMPTIONS

GRACE

Effectively Executing through COVID; Well Positioned for Recovery

Actions	Full-Year Target as of: 4/30/20	7/30/20
Lower capital spending	$35-40M	~$40M
Improving working capital	$35-40M	$45-50M
Reducing operating costs	$25-30M	$35-40M

Raised full-year expected cash flow benefit from $100M to $125M

- Capital spending reductions on-track; no impact to EHS or maintenance capital
- Working capital is largely complete; inventory reduction was faster and better than we expected
- Reducing manufacturing and operating costs by $35-40M

Ability to flex business and cost structure to capture recovery

Update on Impacts from Hurricane Laura and Recovery Activities

Safety is first priority; all employees are safe and secure

- Many employees experienced severe damage to their homes and communities
- Providing assistance to affected employees including temporary housing, essential supplies, etc.

Limited damage to Lake Charles refining catalysts manufacturing site

Preparing to safely restart operations

- Regional power grid catastrophically damaged; no firm restoration timeline from utility
- Grace establishing 20MW power generation capability to restart operations; start-up expected in 7-10 days
- Ensuring customer catalyst supply from inventory and other plants

Adj. EBIT impact of $18-$20M in 2H20 related to recovery activities

- See slide 5 for additional detail

Reaffirming 3Q20 Planning Assumptions; Underlying Fundamentals Intact

Seeing improvements in some end markets; well-positioned to capture recovery

- 3Q20: sales and gross margin in-line with planning assumptions despite the impact of Hurricane Laura
  - Some refining catalyst sales shifting from 3Q20 into 4Q20 due to hurricane
- 4Q20: expect strong sequential sales growth, led by solid recovery in refining, and continued margin improvement
- Global refinery utilization improving, though well below normal levels as COVID-19 impacts persist

Underlying fundamentals support long-term investment thesis

- Leading global specialty chemicals company
- Deep, robust technology platform and industry leading technical service capabilities
- Solid mid-single digit growth portfolio with strong margins, cash flow and ROIC

Solid Performance in Challenging Operating Environment

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 4

SECOND HALF UPDATE

GRACE

3Q20 Planning Assumptions

Reaffirming 3Q20 Planning Assumptions for Sales and Gross Margin

Expect 3Q20 sales to be down 10%-13% YOY

Sequentially, sales roughly flat vs. 2Q20 driven by:

- FCC sales:
  - Better end market demand
  - Sales shifting from 3Q to 4Q due to Hurricane Laura
- Specialty Catalysts sales remain roughly flat
- Materials Technologies sales up slightly, modest recovery beginning in most end markets

Expect gross margin in range of 37%-38%, an increase of 300-400 bps sequentially

3Q20 Sequential Adj. Gross Margin


34.1%
37% - 38%
300-400 bps
2Q20A
3Q20E

Financial Impacts of Hurricane Laura

- 2H20 estimated impact to Adj. EBIT of $18-$20M
  - Impact to 3Q20 approximately $15M
- Cost of recovery activities driven largely by
  - Onsite, 20MW power generation
  - Higher logistics and manufacturing costs to supply customers during downtime
  - Temporary housing / employee assistance
  - Property damage and clean-up
- Do not expect insurance recoveries
  - Estimated recovery costs approximately 3% of Lake Charles plant value

Initial Views on 4Q20

- Initial 4Q20 expectations include:
  - Strong sequential sales growth of 10%-13%, led by solid recovery in refining catalysts and improved demand in Specialty Catalysts and Materials Technologies
  - Continued sequential gross margin improvement of approximately 100 bps
  - Strong cash flow performance

* Definitions of non-GAAP financial measures and reconciliations to the closest GAAP measure are provided in the Appendix

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 5

LONG-TERM INVESTMENT THESIS REMAINS INTACT • Increasing demand for high-performance plastics, petrochemical feedstocks, and clean transportation fuels Enduring Growth Drivers • Rising living standards and growing middle class incomes • Growing global focus on stricter environmental standards, improving health and wellness and sustainability • Comprehensive framework to improve profitability; significant runway for value creation Delivering Value • Commercial excellence and customer-driven innovation reinforce and extend our through the competitive advantages Grace Value Model • Differentiated capabilities and strategies enable above market sales growth rates • Operating excellence delivers productivity and efficiencies in our operations Investing to Extend • High-return investments in growth capacity, technology, and operating excellence Our Competitive accelerates sales and earnings growth Advantages • Balanced and disciplined capital allocation strategy drives strong investment returns • Strong strategic positions in high-value markets Long-Term Value • Mid-Single Digit growth portfolio Creation Framework • Value creation model drives earnings growth faster than sales growth • Strong cash flow available for growth investments, acquisitions and return to shareholders Strategy, Operating Discipline, and Leadership to Create Shareholder Value Investor Presentation | September 2020 2020 W. R. Grace & Co. | 6

Grace Overview & Strategy

GRACE AT A GLANCE (NYSE:GRA) Key Statistics Sales Composition Materials Technologies Catalyst Technologies ~$3B $2B $0.5B 19% Sales $2.0B2 81% Sales2 Market Cap1 2019 Sales Traditional Fuels 24% PetroChem Feedstocks 8% ~80% >72% of sales in Chemical Process 7% Sales Outside segments where the US $2.5B we are #1 or #2 2019 Sales2 Consumer/Pharma 6% Plastics 28% Coatings 6% 29% 20% Clean Fuels 21% 2019 Adj. EBITDA 2019 Adj. Margin EBIT ROIC Operating Segments Refining Technologies | Specialty Catalysts | Materials Technologies Note: Definitions of non-GAAP financial measures and reconciliations to the closest GAAP measure are provided in the Appendix. 1 As of 09/16/2020. 2 Catalysts Technologies sales includes sales from unconsolidated ART joint venture; percentages may be off due to rounding Leading Global Supplier of Process Catalysts and Specialty Silicas Investor Presentation | September 2020 2020 W. R. Grace & Co. | 8

GRACE’S LEADERSHIP TEAM Hudson La Force Bill Dockman Liz Brown Keith Cole Sam Mills President, SVP, Chief Financial SVP, Chief Human SVP, Government VP, Integrated Supply Chief Executive Officer Officer Resources Officer Relations, Environment, Chain Joined Grace: 2008 1999 2015 Health, and Safety 2018 2014 Tom Petti Jag Reddy Laura Schwinn Mark Shelnitz Sandra Wisniewski President, VP, Strategy and President, SVP, General Counsel President, Refining Technologies Growth; Managing Specialty Catalysts and Secretary Materials Technologies 1992 Director, ART Joint 2018 1983 2017 Venture 2018 Seasoned Leaders with Global Industry Experience Investor Presentation | September 2020 2020 W. R. Grace & Co. | 9

LEADING POSITIONS IN HIGH-VALUE END MARKETS TIED TO POSITIVE, SECULAR TRENDS

GRACE

#1

- Independent Polypropylene Process Technology Licensing
- Polyolefin Catalysts
- FCC Catalysts
- Hydroprocessing Catalysts
- Hydrocracking Catalysts
- Specialty Silica Gel

~80% of sales in segments where we are #1 or #2

Specialty Catalysts



2019 Sales
$705M

- 36% Polypropylene Catalysts
- 7% Polypropylene Process Technology Licensing
- 49% Polyethylene Catalysts
- 8% Chemical Catalysts

HSD
Expected Long-Term Growth[1]

+ Demand for high-value plastics
+ Increasing population
+ Rising living standards
+ Growing middle class incomes



Materials Technologies



2019 Sales
$461M

- 31% Consumer/Pharma
- 30% Coatings
- 34% Chemical Process
- 5% Other

MSD
Expected Long-Term Growth[1]

+ Rising living standards
+ Growing middle class incomes
+ Increased focus on health and wellness
+ Stricter regulatory environment



Refining Technologies



2019 Sales
$791M
FCC

$527M
ART

- 60% Fluid Catalytic Cracking (FCC)
- 40% Hydroprocessing

LSD (FCC)
HSD (ART)
Expected Long-Term Growth[1]

+ Demand for cleaner transportation fuels
+ Demand for petrochemical feedstocks
+ Increasing energy consumption



[1] Source: See W.R. Grace Investor Day Presentation, March 2, 2018 for market growth rates.

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 10

LEVERAGING THE GRACE VALUE MODEL TO STRENGTHEN OUR COMPETITIVE ADVANTAGE At the company level, we focus on portfolio, strategic position, and capital allocation • Invest to grow our businesses, improve strategic position, and maintain high ROIC At the business level, we focus on customers, innovation, growth, and profitability • Customer-focused, solutions-oriented approach to innovation is a competitive advantage • Value selling is the core of our commercial approach • The Grace Manufacturing System is the foundation of our operating excellence strategy • Integrated Business Management aligns our core processes Great talent and our high-performance culture are competitive advantages • We invest in great people to strengthen our high-performance culture Driving Value through the Grace Manufacturing System (GMS) Operational Excellence in Action Results Invested over $20M in the GMS and operating In 2019, the first GMS investments contributed: excellence initiatives to: ✓ 75 bps to margins, 50% higher than original benefit expectations • Increase throughput and reliability, Paybacks will continue as new capacity and other • Reduce manufacturing and delivery costs, and investments mature • Improve customer experience Proprietary Business Model Delivers Value for All Stakeholders Investor Presentation | September 2020 2020 W. R. Grace & Co. | 11

GRACE VALUE MODEL DRIVES ESG EXCELLENCE

GRACE

Environment, Health and Safety

Dedicated to Achieving Highest Environmental Standards

- ~44% of our 2019 sales **directly contribute to our customers' sustainability objectives**
- Comprehensive Board-level risk management process includes assessment of climate-related physical and transition risks
- Among top 6% of ranked suppliers in 2019 for CSR performance by EcoVadis
- Participant in the CDP assessment on climate change and water security

GOLD 2019 ecovadis CSR Rating

RESPONSIBLE CARE®

Community and Stakeholder Engagement

Developing Talent, Enhancing Diversity, and Supporting Our Communities

- Grace is committed to diversity and inclusion; through diversity and inclusion, we strengthen our people and our business
- **Grace Women's Network** is based on four pillars: Development, Networking, Outreach, and Connection
- Since 1961, W.R. Grace Foundation has supported U.S. and Canadian charitable organizations and education institutions that promote the well-being of the communities where employees live and work

Governance, Values and Ethics

Ethical Culture and Principle-driven Governance

- Grace Corporate Governance Principles provide a framework for effective functioning of our Board
- The Grace Core Values consist of a commitment to teamwork, performance, integrity, speed and innovation, which, with our overall commitment to safety, are the foundation of our corporate culture
- Our high-performance culture is based on our commitment to performance and our five Grace Leadership Behaviors: Deliver Results; Think Critically; Be Authentic; Communicate; and Engage and Include
- Incentive compensation eligibility requires completion of annual Ethics and Legal Compliance training

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 12

PRODUCTS INCREASINGLY CONTRIBUTE TO OUR **CUSTOMERS' SUSTAINABILITY OBJECTIVES**

GRACE

Sustainability Drivers	2019 Sales	Examples of Grace Products and Benefits
1 **Improving Our Customers'** Products[1]	~$0.1B	• High-performing PP catalysts for lightweighting auto parts to improve fuel economy • Custom single-site PE catalysts for downgauging packaging to reduce plastics use • Silicas for tires to reduce rolling resistance and improve fuel economy • Zeolites for dual pane windows to reduce energy use
2 **Improving Our Customers'** Processes[1]	~$0.5B[2]	• Advanced FCC catalysts to reduce raw material and energy requirements • Advanced silica gel for filtration to reduce water use and waste
3 Enabling Our Customers to Meet Stricter Environmental Standards	~$0.4B	• Hydroprocessing catalysts to meet cleaner fuels standards (e.g., IMO 2020) • Additives to reduce SOx and NOx emissions from refinery operations • Colloidal silicas for vehicle emission control devices
4 Enabling Our Customers to Reformulate Their Products to Meet Consumer Demand	~$0.1B	• Non-phthalate PP catalysts for safer packaging and household items • Silicas for anti-corrosive coatings that are heavy-metal free • Silicas for high performance paints with low-VOCs
2019 sales directly contributing to sustainability objectives	~$1.1B[2]	~44% up from ~$1.0B and ~38% in 2018
R&D efforts aligned to ***customers' sustainability*** objectives	Estimate that ~65% of R&D projects and ~70% of revenue growth tied to at least one of four sustainability drivers	

[1] Represents revenues aligned to SASB Chemicals Sustainability Accounting Standards definition of products designed for use-phase resource efficiency, including improving energy efficiency, eliminating/lowering emissions, reducing raw materials consumption, increasing product longevity, and/or reducing water consumption. [2] Figure includes unconsolidated ART joint venture.

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 13

UNIQUE COMPETITIVE ADVANTAGES CORE STRENGTHS SUSTAINABLE ADVANTAGES Strong portfolio of highly complementary businesses with leading positions in High barriers to entry high-value end markets Strong industry alliances and Applications expertise and relationships with blue-chip customers technical service driving long- term customer relationships Licensing leverage and flexible global manufacturing network Unique, synergistic mix of Disciplined acquirer with history of materials science expertise successful integrations Performance-driven and Deep technology platform and results-oriented culture track record of innovation Strengths and Innovative Expertise Position Us as a Supplier of Choice Investor Presentation | September 2020 2020 W. R. Grace & Co. | 14

STRATEGIC FRAMEWORK AND UPDATES 1 • Sustaining strategic growth initiatives during the pandemic to Invest to accelerate accelerate long-term growth and extend competitive advantages growth and extend our – Maintaining R&D spending; focused on technology and innovation competitive advantages • Pandemic does not change the value of our technology, our long- term growth potential, or the strategic value of our specialty 2 chemicals franchise Invest in great people to strengthen our • Over $250 million growth capacity investments since 2017 high-performance culture – Three major capacity additions now online for polyolefin catalysts, hydroprocessing catalysts, and colloidal silica • Customer-Driven Innovation and Commercial Excellence are 33 Execute the competitive differentiators Grace Value Model – $6M and >50,000 employee hours invested to upgrade commercial to drive operating excellence capabilities to drive win rates, share of wallet, and profitability – 44% of sales directly contribute to customer sustainability objectives 4 – Over 65% of R&D directed to sustainability technologies Acquire to build our • Over $20 million invested in the Grace Manufacturing System technology and manufacturing and Operating Excellence capabilities for our customers – GMS investments contributed 75 bps to margins in 2019; will increase as demand returns Enduring Strategic Framework; Strong Foundation for Long-Term Value Creation Investor Presentation | September 2020 2020 W. R. Grace & Co. | 15

Strong Financial Position and Capital Allocation Framework

STRONG FINANCIAL POSITION Ample Liquidity1 – Strong cash flow in 2Q20 led to increase in cash and liquidity; Cash and >$680M ~$250M liquidity up approximately $75M since end of 1Q20 Liquidity1 Liquidity Cash-on-Hand – Over $680M in available liquidity, including roughly $250M of cash-on-hand1 – We have not drawn on $400M revolving credit facility $250M $418M Acquisition Acquisition Targeting Net Leverage of 2.0x-3.0x (post-pandemic) (3Q16) (2Q18) 3.5x – Proven track record to de-leverage quickly Strong 3.0x 3.2x 3.0x Balance 2.6x – Pro forma net debt of $1.7B and net leverage of 3.5x Sheet – Minimal pension funding requirements of approximately $17M per year for the next 3 years 2016 2017 2018 2019 6/30/2020 ($M) Limited Near-Term Debt Service1 Debt – Completed $750M offering of senior unsecured notes due 2027; Maturity fully redeemed senior unsecured notes due Sept. 2021 Schedule1 – No significant debt maturities until 2024 Revolving Credit Notes/Bonds Term Loan/Other 1 As of June 30, 2020. Excludes $740M used to redeem the September 2021 notes on July 13, 2020. Investor Presentation | September 2020 2020 W. R. Grace & Co. | 17

DISCIPLINED CAPITAL ALLOCATION

GRACE

CAPITAL ALLOCATION FRAMEWORK

Invest in Organic Growth

- Capex and R&D investments accelerate organic growth and extend our competitive advantages
- Strategic growth and productivity investments typically generate 20-30% IRR

Pursue Strategic Acquisitions

- Bolt-on acquisitions
- Acquisitions typically return >20% IRR

Return Cash to Shareholders

- Dividends and share repurchases
- Dividend growth rate >earnings growth rate

NEAR-TERM SHIFT IN PRIORITIES RESULTING FROM COVID-19 PANDEMIC

- Lower capital spending of ~$40M in 2020
- Maintaining EHS and R&D investments
- Sustaining targeted strategic growth initiatives to accelerate long-term growth

- Strategic acquisitions remain part of long-term strategy
- Slowing M&A activities given economic environment
- Will evaluate transactions in context of recovery, ability to mitigate risks, and leverage profile

- Temporarily suspended share repurchases; expect to reinstate at appropriate time
- Fully committed to maintaining quarterly cash dividend

2016 – 1H20

Deployed $2.1B of Capital


Capex
$0.7B
Share Repurchases
$0.4B
Dividends
$0.3B
Acquisitions
$0.7B

1H2020

Deployed $175M of Capital


Share
Repurchases
$40M
Capex
$95M
Dividends
$40M

Capital Allocation Framework Remains Intact; Near-Term Shift in Priorities

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 18

CAPITAL ALLOCATION HIGHLIGHTS $216 Invest in Organic Growth $194 ▪ Over $250 million growth capacity investments since 2017 $117 $125 – Three major capacity additions online (PE catalysts, HPC catalysts, and colloidal silica) $95 $65 $52 $56 $63 ▪ Customer-Driven Innovation and Commercial Excellence are competitive differentiators $34 – $6M and >50,000 employee hours invested to upgrade commercial capabilities to drive win rates, share of wallet, and profitability 2016 2017 2018 2019 1H20 – Over 65% of R&D directed to sustainability technologies CapEx R&D Pursue Strategic Acquisitions $1.2B in Strategic Acquisition Created Technology Leader in Polyolefin Catalysts ▪ Since 2013, invested $1.2B in highly strategic, bolt-on acquisitions to accelerate growth and Headline EBITDA Mult. build technology and manufacturing capabilities Average Post-Synergy Post- – Acquired premier catalysts assets to establish #1 polyolefin catalysts franchise 11.1x EBITDA Mult. synergy – Expanded technology position in high-performing FCC catalysts for petchem feedstocks <7.1x multiple: 12.8x Post-synergy, acquisition multiples consistently below 10.0x EBITDA ▪ <8.8x ~8.4x – Achieved revenue and EBTIDA targets 12.8x <9.8x – Delivered significant cost and capital avoidance synergies Unipol PP & Licensing Lynx PP/PE Single-Site PE Headline Post-Synergy Return Cash to Shareholders $470 $490 ▪ Shareholder return strategy based on share repurchases and dividend growth $500 – Fully committed to dividend; dividend growth rate > earnings growth rate $400 $302 – Programmatic share repurchases; flexibility to be opportunistic $300 ▪ Share repurchases based on available cash after considering organic growth opportunities, $195 $200 recent or potential acquisitions, and target net leverage $80 $100 $65$57 $65 $73 – 2017-2019: lower repurchases given acquisition (Apr. 2018) and increased risk of recession $36 $30 $40$40 – 2020: increased pace of repurchase in 1Q20 and announced new authorization given initial $0 expectation for strong cash flow and 2020 year-end leverage well within range 2014 2015 2016 2017 2018 2019 1H20 – Suspended repurchases when pandemic hit, expect to resume at appropriate time Share Repurchases Dividend Warrant Investor Presentation | September 2020 2020 W. R. Grace & Co. | 19

KEY TAKEAWAYS Industry leader with robust technology platform and unmatched technical service capabilities 02. Strong operational and financial performance driven by decisive actions to mitigate effects of the pandemic and hurricane Controlling the controllable in the near-term with a focus on strategic investments to ensure long-term value creation Well positioned for growth as recovery begins Investor Presentation | September 2020 2020 W. R. Grace & Co. | 20

Appendix

APPENDIX: DEFINITIONS AND RECONCILIATIONS OF NON- GAAP MEASURES Non-GAAP Financial Measures (A) In the above, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described below. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability and provides clarity on the information management uses to evaluate the performance of its businesses. In the above charts, Grace has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as a substitute for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully. Grace defines these non-GAAP financial measures as follows: • Adjusted EBIT means net income attributable to W. R. Grace & Co. shareholders adjusted for interest income and expense; income taxes; costs related to legacy matters; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales and exits of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; the effects of these items on equity in earnings of unconsolidated affiliate; and certain other items that are not representative of underlying trends. • Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization and depreciation and amortization included in equity in earnings of unconsolidated affiliate (collectively, Adjusted Depreciation and Amortization). • Adjusted EBIT Return on Invested Capital means Adjusted EBIT (on a trailing four quarters basis) divided by Adjusted Invested Capital, which is defined as equity adjusted for debt; underfunded and unfunded defined benefit pension plans; liabilities related to legacy matters; cash, cash equivalents, and restricted cash; net income tax assets; and certain other assets and liabilities. • Adjusted Gross Margin means gross margin adjusted for pension-related costs included in cost of goods sold, the amortization of acquired inventory fair value adjustment, and write-offs of inventory related to exits of businesses and product lines and significant manufacturing process changes. • Adjusted EPS means diluted EPS adjusted for costs related to legacy matters; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales and exits of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; certain other items that are not representative of underlying trends; and certain discrete tax items and income tax expense related to historical tax attributes. • Adjusted Free Cash Flow means net cash provided by or used for operating activities minus capital expenditures plus cash flows related to legacy matters; cash paid for restructuring and repositioning; capital expenditures related to repositioning; cash paid for third-party acquisition-related costs; and accelerated payments under defined benefit pension arrangements. • The change in net sales on a constant currency basis, which we sometimes refer to as "Net Sales, constant currency," means the period-over-period change in net sales calculated using the foreign currency exchange rates that were in effect during the previous comparable period. • Organic sales growth means the period-over-period change in net sales excluding the sales growth attributable to acquisitions. “Legacy matters” include legacy (i) product, (ii) environmental, and (iii) other liabilities, relating to past activities of Grace. In the 2020 first quarter, the definition of Adjusted EBIT was modified to adjust for the effects of interest and taxes on equity in earnings of unconsolidated affiliate. The definition of Adjusted EBITDA was modified to adjust for the effects of depreciation and amortization on equity in earnings of unconsolidated affiliate. Grace made these changes to provide clarity about the impacts of these items on Grace's equity in earnings of unconsolidated affiliate and to improve consistency in Grace's application of non-GAAP financial measures. Previously reported amounts were revised to conform to the current presentation. Investor Presentation | September 2020 2020 W. R. Grace & Co. | 22

APPENDIX: DEFINITIONS AND RECONCILIATIONS OF NON- GAAP MEASURES (CONTINUED) Non-GAAP Financial Measures Adjusted EBIT, Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS, Adjusted Free Cash Flow, Net Sales, constant currency, and Organic sales growth do not purport to represent income or liquidity measures as defined under U.S. GAAP, and should not be considered as alternatives to such measures as an indicator of Grace's performance or liquidity. Grace uses Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. Grace uses Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of its strategic and operating decisions by excluding the earnings effects of legacy matters; restructuring and repositioning activities; certain acquisition-related items; and certain other items that are not representative of underlying trends. Grace uses Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, and Adjusted EPS as performance measures and may use these measures in determining certain incentive compensation. Grace uses Adjusted EBIT Return On Invested Capital in making operating and investment decisions and in balancing the growth and profitability of operations. Grace uses Net Sales, constant currency as a performance measure to compare current period financial performance to historical financial performance by excluding the impact of foreign currency exchange rate fluctuations that are not representative of underlying business trends and are largely outside of its control. Grace uses Organic sales growth to measure its businesses' sales performance, excluding the impacts of acquisitions. Grace uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders. Grace also uses Adjusted Free Cash Flow as a performance measure in determining certain incentive compensation. Adjusted EBIT, Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS, Adjusted Free Cash Flow, Net Sales, constant currency, and Organic sales growth do not purport to represent income measures as defined under U.S. GAAP, and should not be used as alternatives to such measures as an indicator of Grace’s performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results, and to ensure that investors and others understand the information Grace uses to evaluate the performance of its businesses. They distinguish the operating results of Grace's current business base from the costs of Grace's legacy matters; restructuring and repositioning activities; and certain other items. These measures may have material limitations due to the exclusion or inclusion of amounts that are included or excluded, respectively, in the most directly comparable measures calculated and presented in accordance with U.S. GAAP and thus investors and others should review carefully the financial results calculated in accordance with U.S. GAAP. Adjusted EBIT has material limitations as an operating performance measure because it excludes costs related to legacy matters, and may exclude income and expenses from restructuring and repositioning activities, which historically have been material components of Grace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of our costs. Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under U.S. GAAP to present a complete analysis of our results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income and net income attributable to Grace shareholders, measured under U.S. GAAP, for a complete understanding of Grace’s results of operations. Grace is unable without unreasonable efforts to estimate the annual mark-to-market pension adjustment or future net income or diluted EPS. Without the availability of this significant information, Grace is unable to provide reconciliations for certain forward-looking information set forth in the Outlook, above. (B) Grace's segment operating income includes only Grace's share of income from consolidated and unconsolidated joint ventures. Investor Presentation | September 2020 2020 W. R. Grace & Co. | 23

APPENDIX: DEFINITIONS AND RECONCILIATIONS OF NON- GAAP MEASURES (CONTINUED) Non-GAAP Financial Measures (C) Certain pension costs include only ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits. Catalysts Technologies and Materials Technologies segment operating income and corporate costs do not include any amounts for pension expense. Other pension related costs including annual mark-to-market adjustments and actuarial gains and losses are excluded from Adjusted EBIT. These amounts are not used by management to evaluate the performance of Grace's businesses and significantly affect the peer-to-peer and period-to-period comparability of our financial results. Mark-to-market adjustments and actuarial gains and losses relate primarily to changes in financial market values and actuarial assumptions and are not directly related to the operation of Grace's businesses. (D) Restructuring and repositioning expenses attributable to W. R. Grace & Co. shareholders is net of restructuring expenses attributable to noncontrolling interests. (E) Inventory write-off in 2020 related to the changes in hydroprocessing catalysts manufacturing operations. Inventory write-off in 2019 related to the idling of Grace’s methanol-to-olefins (“MTO”) manufacturing facility in China. (F) Grace's historical tax attribute carryforwards (net operating losses and tax credits) unfavorably affected its tax expense with respect to certain provisions of the Tax Cuts and Jobs Act of 2017. To normalize the effective tax rate, an adjustment was made to eliminate the tax expense impact associated with the historical tax attributes. Investor Presentation | September 2020 2020 W. R. Grace & Co. | 24

APPENDIX: RECONCILIATION OF NON-GAAP MEASURES
(CONTINUED)
GRACE

Adjusted EBIT by Operating Segment(A)(B):	2019	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Catalysts Technologies segment operating income	$ 467.4	$ 101.7	$ 125.8	$ 104.7	$ 135.2	$ 82.0	$ 71.7
Materials Technologies segment operating income	97.8	24.0	24.1	26.1	23.6	19.0	12.6
Corporate costs	(72.7)	(16.2)	(18.0)	(18.5)	(20.0)	(15.6)	(16.7)
Certain pension costs(C)	(18.4)	(4.8)	(4.6)	(4.5)	(4.5)	(3.1)	(3.5)
Adjusted EBIT(A)(B)	474.1	104.7	127.3	107.8	134.3	82.3	64.1
Restructuring and repositioning expenses attributable to W. R. Grace & Co. shareholders(D)	(13.7)	(2.3)	(6.4)	(3.4)	(1.6)	(2.7)	(21.4)
Inventory write-offs(E)	(3.6)	—	(3.6)	—	—	—	(19.7)
Costs related to legacy matters	(103.5)	(46.9)	(1.5)	(3.7)	(51.4)	(2.7)	(2.8)
Third-party acquisition-related costs	(3.6)	(0.3)	(1.0)	(1.4)	(0.9)	(1.5)	(2.0)
Taxes and interest included in equity in earnings of unconsolidated affiliate	(0.9)	(0.3)	(0.6)			—	(0.2)
Benefit plan adjustment	(5.0)	—	—	—	(5.0)	—	—
Pension MTM adjustment and other related costs, net	(85.9)	—	—	—	(85.9)	—	—
Interest expense, net	(74.8)	(19.3)	(19.2)	(18.3)	(18.0)	(17.7)	(18.9)
(Provision for) benefit from income taxes	(56.8)	(10.9)	(18.8)	(27.3)	0.2	(15.7)	(6.4)
Net income (loss) attributable to W. R. Grace & Co. shareholders	$ 126.3	$ 24.7	$ 76.2	$ 53.7	$ (28.3)	$ 42.0	$ (7.3)

Investor Presentation | September 2020
2020 W. R. Grace & Co. | 25

APPENDIX: RECONCILIATION OF NON-GAAP MEASURES (CONTINUED) Adjusted Free Cash Flow(A): YTD 2Q 2020 YTD 2Q 2019 Net cash provided by (used for) operating activities $ 184.6 $ 144.9 Cash paid for capital expenditures (95.0) (101.5) Free Cash Flow 89.6 43.4 Cash paid for legacy matters 12.3 7.8 Cash paid for repositioning 3.8 10.0 Cash paid for third-party acquisition-related costs 2.4 0.6 Cash paid for restructuring 1.6 6.3 Adjusted Free Cash Flow $ 109.7 $ 68.1 Four Quarters Ended June 30, Calculation of Adjusted EBIT Return on Invested Capital (trailing four quarters)(A): 2020 2019 Net income (loss) attributable to W. R. Grace & Co. shareholders $ 60.1 $ 186.1 Adjusted EBIT 388.5 472.5 Reconciliation to Adjusted Invested Capital: Total equity 349.6 387.3 Total debt 2,717.4 1,983.0 Underfunded and unfunded defined benefit pension plans 520.5 433.9 Liabilities related to legacy matters 200.1 165.5 Cash, cash equivalents, and restricted cash (997.8) (159.9) Income taxes, net (497.1) (502.1) Other 22.0 18.7 Adjusted Invested Capital $ 2,314.7 $ 2,326.4 Return on equity 17.2% 48.1% Adjusted EBIT Return on Invested Capital 16.8% 20.3% Investor Presentation | September 2020 2020 W. R. Grace & Co. | 26

APPENDIX: RECONCILIATION OF NON-GAAP MEASURES
(CONTINUED)

GRACE

	Three Months Ended June 30,							
	2020				2019			
(In millions, except per share amounts)	Pre-Tax	Tax Effect	After Tax	Per Share	Pre-Tax	Tax Effect	After Tax	Per Share
Diluted earnings per share				$ (0.11)				$ 1.14
Restructuring and repositioning expenses attributable to W. R. Grace & Co. shareholders(D)	$ 21.4	$ 2.3	$ 19.1	0.29	$ 6.4	$ 1.1	$ 5.3	0.08
Inventory write-offs(E)	19.7	3.8	15.9	0.24	3.6	—	3.6	0.05
Costs related to legacy matters	2.8	0.5	2.3	0.03	1.5	0.4	1.1	0.02
Third-party acquisition-related costs	2.0	0.4	1.6	0.02	1.0	0.3	0.7	0.01
Discrete tax items		(1.0)	1.0	0.02		11.3	(11.3)	(0.17)
Income tax expense related to historical tax attributes(F)		—	—	—		(2.3)	2.3	0.03
Adjusted EPS				$ 0.49				$ 1.16

	Six Months Ended June 30,							
	2020				2019			
(In millions, except per share amounts)	Pre-Tax	Tax Effect	After-Tax	Per Share	Pre-Tax	Tax Effect	After-Tax	Per Share
Diluted EPS				$ 0.52				$ 1.51
Restructuring and repositioning expenses attributable to W. R. Grace & Co. shareholders(D)	$ 24.1	$ 2.9	$ 21.2	0.32	$ 8.7	$ 1.6	$ 7.1	0.11
Inventory write-offs(E)	19.7	3.8	15.9	0.24	3.6	—	3.6	0.05
Costs related to legacy matters	5.5	1.0	4.5	0.07	48.4	13.2	35.2	0.53
Third-party acquisition-related costs	3.5	0.7	2.8	0.04	1.3	0.4	0.9	0.01
Income tax expense related to historical tax attributes(F)		—	—	—		(2.3)	2.3	0.03
Discrete tax items		(0.9)	0.9	0.01		10.3	(10.3)	(0.15)
Adjusted EPS				$ 1.20				$ 2.09

Investor Presentation | September 2020

2020 W. R. Grace & Co. | 27